                                                                    Exhibit 26

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|


                                -------------


                             THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)

New York                                                 13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

One Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                 (Zip code)


                                -------------


                       COEUR D'ALENE MINES CORPORATION
             (Exact name of obligor as specified in its charter)


Idaho                                                    82-0109423
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

400 Coeur d'Alene Mines Building
505 Front Avenue
Coeur d'Alene, Idaho                                     83814
(Address of principal executive offices)                 (Zip code)

                                -------------

       13 3/8% Convertible Senior Subordinated Notes due December 31, 2003
                     (Title of the indenture securities)

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


1.                     GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION
AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                 Address
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
      Superintendent of Banks of the State of        2 Rector Street, New York,
      New York                                       N.Y.  10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York               33 Liberty Plaza, New York,
                                                     N.Y.  10045

      Federal Deposit Insurance Corporation          Washington, D.C.  20429

      New York Clearing House Association            New York, New York   10005

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                  SIGNATURE



      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of June, 2001.


                                          THE BANK OF NEW YORK



                                          By:     /s/  THOMAS E. TABOR
                                              ---------------------------------
                                              Name:    THOMAS E. TABOR
                                              Title:   ASSISTANT VICE PRESIDENT




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                     Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts
ASSETS                                                                       In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin.................................                                  $3,083,720
  Interest-bearing balances..................                                   4,949,333
Securities:
  Held-to-maturity securities................                                     740,315
  Available-for-sale securities..............                                   5,328,981
Federal funds sold and Securities purchased
  under agreements to resell.................                                   5,695,708
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income...................................                                  36,590,456
  LESS: Allowance for loan and
    lease losses.............................                                     598,536
  LESS: Allocated transfer risk
    reserve..................................                                      12,575
  Loans and leases, net of unearned income,                                    35,979,345

    allowance, and reserve...................
Trading Assets...............................                                  11,912,448
Premises and fixed assets (including
  capitalized leases)........................                                     763,241
Other real estate owned......................                                       2,925
Investments in unconsolidated subsidiaries
  and associated companies...................                                     183,836
Customers' liability to this bank on
  acceptances outstanding....................                                     424,303
Intangible assets............................                                   1,378,477
Other assets.................................                                   3,823,797
                                                                              -----------
Total assets.................................                                 $74,266,429
                                                                              ===========

LIABILITIES
Deposits:
  In domestic offices........................                                 $28,328,548
  Noninterest-bearing........................                                  12,637,384
  Interest-bearing...........................                                  15,691,164
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs...................                                  27,920,690
  Noninterest-bearing........................                                     470,130
  Interest-bearing...........................                                  27,450,560
Federal funds purchased and Securities sold
  under agreements to repurchase.............                                   1,437,916
Demand notes issued to the U.S.Treasury......                                     100,000
Trading liabilities..........................                                   2,049,818
Other borrowed money:
  With remaining maturity of one year or less                                   1,279,125
  With remaining maturity of more than one
    year through three years.................                                           0
  With remaining maturity of more than three
    years....................................                                      31,080
Bank's liability on acceptances executed and
  outstanding................................                                     427,110
Subordinated notes and debentures............                                   1,646,000
Other liabilities............................                                   4,604,478
                                                                              -----------
Total liabilities............................                                 $67,824,765
                                                                              ===========

EQUITY CAPITAL
Common stock.................................                                   1,135,285
Surplus......................................                                   1,008,775
Undivided profits and capital reserves.......                                   4,308,492
Net unrealized holding gains (losses) on
  available-for-sale securities..............                                      27,768
Accumulated net gains (losses) on cash flow
  hedges                                                                                0
Cumulative foreign currency translation
  adjustments................................                                    (38,656)
                                                                             ------------
Total equity capital.........................                                   6,441,664
                                                                             ------------
Total liabilities and equity capital.........                                 $74,266,429
                                                                             ============

        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Thomas J. Mastro

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Alan R. Griffith
Gerald L. Hassell                                    Directors


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